                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                -----------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): SEPTEMBER 13, 2004
                                                          ------------------

                              SUNTRUST BANKS, INC.
             (Exact name of registrant as specified in its charter)

           GEORGIA                      001-08918                58-1575035
(State or other jurisdiction of  (Commission File Number)     (I.R.S. Employer
 incorporation or organization)                              Identification No.)

303 PEACHTREE STREET, N.E., ATLANTA, GEORGIA                       30308
  (Address of principal executive offices)                       (Zip Code)

        Registrant's telephone number, including area code: 404-588-7165

                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [X]  Written communications pursuant to Rule 425 under the Securities Act
          (17 CFR 230.425)

     [ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
          CFR 240.14a-12)

     [ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the
          Exchange Act (17 CFR 240.14d-2(b))

     [ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the
          Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

ITEM 7.01. REGULATION FD DISCLOSURE

     Representatives of SunTrust Banks, Inc. (the "Registrant") are scheduled to make a presentation to analysts at a conference held by Lehman Brothers in New
York, New York, on Monday, September 13, 2004, at approximately 2:15 p.m.
Eastern Daylight Time. A copy of the slide package used by the Registrant at this conference is being furnished as Exhibit 99.1 to this Current Report on
Form 8-K and is incorporated by reference in Item 2.02 and Item 7.01. Such slide package also will be available on the Registrant's Web site at www.suntrust.com.
Information contained on the Registrant's website is expressly not incorporated by reference into this Current Report on Form 8-K.

     The information in the preceding paragraph, as well as Exhibit 99.1 referenced therein, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

     (c) Exhibits. The exhibit listed in the exhibit index is furnished pursuant to Regulation FD as a part of this Current Report on Form 8-K and shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934.

    EXHIBIT NUMBER                            DESCRIPTION
    --------------                            -----------

        99.1 -           Slide package used in the Registrant's September 13,
                         2004 presentation to analysts in New York, New York.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the
Undersigned, thereunto duly authorized.

Date: September 13, 2004

                                        SUNTRUST BANKS, INC.

                                        By: /s/ Kimberly N. Rhodes
                                            ------------------------------------
                                            Kimberly N. Rhodes
                                            Vice President and Corporate Counsel